UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

TRINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38835	83-2044042
(Commission File No.)	(IRS Employer Identification No.)

405 Lexington Avenue, 48th Floor New York, NY (Address of principal executive offices)	10174 (Zip Code)

(212) 503-2855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	TRNE.U	New York Stock Exchange
Class A common stock, $0.0001 par value per share	TRNE	New York Stock Exchange
Warrants to purchase Class A common stock	TRNE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Merger Agreement

As previously announced, on August 26, 2020, Trine Acquisition Corp., a Delaware corporation (“Trine”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Trine, Sparrow Merger Sub, Inc., a wholly owned subsidiary of Trine (“Merger Sub”), and Desktop Metal, Inc. (“Desktop Metal”). Pursuant to the terms of the Merger Agreement, a business combination between Trine and Desktop Metal will be effected through the merger of Merger Sub with and into Desktop Metal, with Desktop Metal surviving the merger as a wholly owned subsidiary of Trine (the “Merger”).

Trine filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on September 15, 2020, which was subsequently amended and declared effective by the SEC on November 10, 2020 (the “Form S-4”), which includes a document that serves as a proxy statement and prospectus of Trine and a consent solicitation statement of Desktop Metal (the “proxy statement/consent solicitation statement/prospectus”) in connection with the Merger. As is common in transactions of this type, lawsuits have been filed by purported stockholders challenging the completeness and accuracy of the disclosures in the Form S-4 and seeking to compel additional disclosures prior to a shareholders meeting and/or closing of the transaction.

The supplemental disclosures contained below should be read in conjunction with the proxy statement/consent solicitation statement/prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Trine files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the proxy statement/consent solicitation statement/prospectus, the information set forth herein shall supersede or supplement the information in the proxy statement/consent solicitation statement/prospectus. All page references are to pages in the proxy statement/consent solicitation statement/prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the proxy statement/consent solicitation statement/prospectus.

Litigation Related to the Merger

Following the filing of the proxy statement/consent solicitation statement/prospectus, two lawsuits were filed in the United States District Court for the Southern District of New York making similar allegations: Waqqad v. Trine Acquisition Corp., et al., No. 1:20-cv-10056, filed on December 1, 2020; and Peay v. Trine Acquisition Corp. et al., No. 1:20-cv-10137, filed on December 2, 2020.

Trine and Desktop Metal believe that these actions are without merit and no supplemental disclosures are required under applicable law. However, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Trine and Desktop Metal are voluntarily making certain supplemental disclosures to the proxy statement/consent solicitation statement/prospectus, set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Trine and Desktop Metal, as applicable, specifically deny all allegations in the foregoing complaints, including that any additional disclosure was or is required. Trine and Desktop Metal also note that the Desktop Metal financial projections included in the supplemental disclosure below were previously included in the investor presentation filed by Trine pursuant to SEC Rule 425 filed on August 26, 2020 (File No. 001-38835), following the announcement of the Merger.

Supplemental Proxy Statement/Consent Solicitation Statement/Prospectus Disclosures

The following disclosure supplements the table at the top of page 183 of the proxy statement/consent solicitation statement/prospectus:

	Forecast Year Ended December 31,
(USD in millions)	2020E	2021E	2022E	2023E	2024E	2025E
Cash Flow from Operations	$(77.9)	$(25.6)	$(3.7)	$33.2	$110.7	$240.5
Capital Expenditures	$(3.2)	$(6.0)	$(7.0)	$(8.0)	$(10.0)	$(10.0)
Free Cash Flow	$(81.1)	$(31.6)	$(10.7)	$25.2	$100.7	$230.5

The financial measures set forth above, as well as estimated Revenue, Gross Profit and Adjusted EBIDA for 2020 through 2025, do not include estimated public company-related costs of approximately $6 million per year.

The following disclosure supplements the paragraph beginning with “In late June 2020” on page 184 of the proxy statement/consent solicitation statement/prospectus:

“Prior to the execution of the engagement letter, Desktop Metal had no historical relationship with Credit Suisse (other than informal ordinary course discussions with representatives from Credit Suisse (and other investment banks) from time to time regarding publicly available general updates with respect to Desktop Metal’s business and general equity market conditions).”

The following disclosure supplements the paragraph beginning with “Later on August 7, 2020” on page 187 of the proxy statement/consent solicitation statement/prospectus:

“Prior to the execution of the engagement letter, Trine had no historical relationship with Credit Suisse.”

The first paragraph on page 188 is supplemented by replacing it in its entirety with the following:

“On August 9, 2020, representatives of Trine contacted BTIG, LLC (“BTIG”) and Cantor Fitzgerald & Co. (“Cantor”), underwriters in Trine’s IPO, to inform them of the Letter Agreement and the potential business combination transaction between Trine and Desktop Metal. While BTIG and Cantor had served as underwriters in Trine’ IPO, neither BTIG nor Cantor served as a financial advisor in respect of the Business Combination.”

The following disclosure supplements the paragraph beginning with “No compensation of any kind” on page 267 of the proxy statement/consent solicitation statement/prospectus:

“HPS participated as a Subscriber in the PIPE but did not receive a fee from Trine in connection with its role as a Subscriber in the PIPE.”

* * *

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Trine and Desktop Metal. Trine has filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Trine, a consent solicitation statement of Desktop Metal and a prospectus of Trine, and each party has filed other documents regarding the proposed transaction with the SEC. A definitive proxy statement/consent solicitation statement/prospectus has also be sent to the stockholders of Trine and Desktop Metal, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Trine and Desktop Metal are urged to carefully read the entire registration statement and proxy statement/consent solicitation statement/ prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Trine with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Trine may be obtained free of charge from Trine at www.Trineac.com. Alternatively, these documents can be obtained free of charge from Trine upon written request to Trine Acquisition Corp., 405 Lexington Avenue, 48th Floor, New York, New York 10174, Attn: Secretary, or by calling (212) 503-2855.

Trine, Desktop Metal and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Trine, in favor of the approval of the Merger. Information regarding Trine’s directors and executive officers is contained in the proxy statement/consent solicitation statement/prospectus. Additional information regarding the interests of those participants, the directors and executive officers of Desktop Metal and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/consent solicitation statement/prospectus and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Trine’s and Desktop Metal’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the Form S-4 under “Risk Factors” and in Trine’s Form 10-K for the year ended December 31, 2019 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Trine and Desktop Metal believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Trine nor Desktop Metal is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Trine has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Trine’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the Merger, including approval by stockholders of Trine and Desktop Metal on the expected terms and schedule and the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the Merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Trine and Desktop Metal; risks related to Trine’s or Desktop Metal’s indebtedness; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks of the highly competitive nature of the additive manufacturing industry and the need to consistently innovate to effectively respond to the changing needs to product developers and engineers; the risks of failure to meet customers' quality specifications; the risks of being unable to successfully commercialize products under development; the risks of being unable to introduce new 3D printers, high-performance systems and consumables acceptable to customers or to improve the technology, software or consumables used in Desktop Metal’s current systems in response to changing technology and end-user needs; the risks of product mix shifting too far into lower margin products, and reducing Desktop Metal’s profitability; the risks of demand for Desktop Metal’s products not increasing adequately or as anticipated .

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Trine’s and Desktop Metal’s control. While all projections are necessarily speculative, Trine and Desktop Metal believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Trine and Desktop Metal, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Trine and is not intended to form the basis of an investment decision in Trine. All subsequent written and oral forward-looking statements concerning Trine and Desktop Metal, the proposed transaction or other matters and attributable to Trine and Desktop Metal or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2020

Trine Acquisition Corp.

By:	/s/ Pierre Henry
Name: Pierre Henry
Title: Chief Financial Officer